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                                                                   Exhibit 10.13


                      NON-QUALIFIED STOCK OPTION AGREEMENT
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     THIS NON-QUALIFIED STOCK OPTION AGREEMENT (this "Agreement") is made and entered into effective as of the ____ day of _________, _____ ("Effective Date") by and between VINTAGE PETROLEUM, INC. (the "Company"), a Delaware corporation, and __________________ ("Participant").

                             W I T N E S S E T H:
                             --------------------

     WHEREAS, the Board of Directors of the Company (the "Board") has adopted the Vintage Petroleum, Inc. 1990 Stock Plan (as amended, the "Plan"); and

     WHEREAS, effective May 11, 1999, the Plan allows non-employee directors of the Company to be eligible to receive awards under the Plan; and

     WHEREAS, Participant is a non-employee director of the Company and the Board desires to grant to Participant a non-qualified stock option under the Plan;

     NOW THEREFORE, in consideration of the premises and the covenants and agreements herein contained, the parties hereto agree:

     1.   GRANT OF OPTION.  The Company hereby grants to Participant the right
          ---------------
and option to purchase from the Company, during the periods and on the terms and conditions hereinafter set forth, an aggregate of ______ shares of its common stock, par value $.005 per share ("Share" or "Shares"), at a price of $_______ per share, being the Fair Market Value (as defined in the Plan) of a Share on the Effective Date (hereinafter, the "Option").

     2.   EXERCISE PERIOD.  Subject to the terms of this Agreement, the Option
          ---------------
may be exercised, in whole or in part, from time to time after the date hereof, subject to the following limitations:

          (a) The Option may not be exercised during the first year following the date hereof. On or after the first anniversary of the date hereof (i.e., _____________), the Option may be exercised for all of the total Shares covered by the Option.

          (b) Notwithstanding the limitations of Section 2(a) above, the Option shall become fully exercisable for the total number of Shares covered by the Option upon the Retirement (as hereinafter defined) from the Board of the Participant if such retirement occurs after the six-month anniversary of the date hereof. For these purposes, "Retirement" means the Participant's retirement from the Board at the end of any full term to which such Participant was elected, retirement from the Board at any time at or after age 70, or retirement at any time with the consent of the Board. Notwithstanding the above exercise period, the Option may become fully exercisable immediately under certain other circumstances set forth in the Plan.
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          (c)  Subject to the limitations of Section 2(a) above, the Option (or any unexercised portion thereof) may not be exercised:

               (i) more than six months after termination of the Participant's service as a member of the Board for any reason other than death or Retirement (and then only to the extent that the Participant could have exercised such option on the date service terminated in accordance with Section 2(a) above);

               (ii) more than twelve months after the Participant's Retirement from the Board; or

               (iii) more than twelve months after death of the Participant, if death occurs while serving as a member of the Board or during the six-month period referred to in subparagraph (i) hereof or the twelve-month period referred to in subparagraph (ii) hereof (and then only to the extent that the Participant could have exercised such option on the date of death in accordance with Section 2(a) or Section 2(b) above, as the case may be);

     provided, however, that the Option may not be exercised after ________, _____. The Option, to the extent not exercised during such period, as the case may be, shall terminate upon the expiration of such period.

     3.   EXERCISE OF OPTION.  At the time of exercise, Participant shall
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deliver to the Company a written notice duly signed by Participant stating the number of Shares as to which the Option is being exercised at that time, together with payment (a) in cash (or certified or bank cashier's check payable to the order of the Company), (b) by delivery of shares of common stock of the Company then owned by Participant (such shares being valued at their fair market value at the time of such exercise), or (c) by a combination of such methods, for the full exercise price of said Shares, plus any applicable withholding tax thereon, whereupon certificates therefor will be issued to Participant. The minimum number of Shares which may be purchased at any time by exercise of the Option is 1,000 Shares unless the number purchased is the total number purchasable under the Option at that time.

     4.   THE PLAN AND AMENDMENTS.  This Agreement shall be subject to the terms
          -----------------------
and conditions of the Plan as presently constituted and as may be amended hereafter from time to time, including the discretion therein provided to the committee of the Board which administers the Plan. Except as may be otherwise provided by the Plan, amendments to the Plan shall constitute amendments to this Agreement and shall be incorporated herein without the execution of any amendment or supplement hereto by the parties. The parties further agree to any amendment of this Agreement, without the execution of any amendment or supplement, upon notice from the Company to Participant that the terms and conditions of this Agreement shall be amended to conform to any formal guidelines published by the Secretary of the Treasury or his delegate prescribing the requirements for non-qualified stock options.

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     5.   STOCKHOLDER RIGHTS PRIOR TO EXERCISE OF OPTIONS.  Neither Participant
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nor any of Participant's beneficiaries shall be deemed to have any rights as a stockholder of the Company with respect to any Shares covered by the Option until the date of the issuance by the Company of a certificate to Participant for such Shares.

     6.   TRANSFER TAXES.  The Company shall at all times during the term of the
          --------------
Option reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of this Agreement, and shall pay all original issue and transfer taxes with respect to the issue and transfer of such Shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith.

     7.   INVESTMENT REPRESENTATION. Participant (or Participant's guardian or
          -------------------------
legal representative or Participant's successor in the event of death) represents and agrees that if Participant exercises the Option, in whole or in part, at a time when there is not in effect under the Securities Act of 1933, as amended, a registration statement relating to the Shares issuable upon exercise hereof and available for delivery a prospectus meeting the requirements of
Section 10 of said Act, Participant will acquire such Shares upon such exercise for the purpose of investment and not with a view to their resale or distribution and that upon each such exercise of the Option Participant will furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. Such written agreement shall also state that such Shares shall not be transferred except pursuant to an effective registration statement under said Act or in accordance with an exemption from registration thereunder. The certificates issued for all Shares issued hereunder shall contain the following legend if a registration statement relating to the Shares issuable upon exercise hereof is not in effect at the time of exercise of the Option:

          The securities evidenced by this certificate have not been registered under the Securities Act of 1933 or any applicable state securities laws. The securities have been acquired for investment and may not be sold or transferred for value in the absence of an effective registration of them under the Securities Act of 1933 and any applicable state securities laws, or receipt by the Company of an opinion of counsel or other evidence acceptable to the Company that such registration is not required under such acts.

     8.   PAYMENT OF WITHHOLDING TAX.  Upon exercise by Participant of the
          ---------------------------
Option, the Company shall have the right to deduct from any cash amounts otherwise payable to Participant any amounts required to satisfy all tax withholding requirements imposed upon such exercise under applicable federal, state, local or other laws. Alternatively, to satisfy any such withholding requirements, the Company may, at the request of Participant, but shall not be required to, withhold from the number of Shares to be issued that number of Shares (based on the fair market value of the Shares at the time of such exercise) necessary to satisfy such tax withholding requirements.

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     9.   NOTICES.  All notices to the Company pursuant to this Agreement must
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be in writing and delivered by hand or by mail, addressed to Vintage Petroleum,
Inc., 4200 One Williams Center, Tulsa, Oklahoma 74172, Attention: Charles C. Stephenson, Jr. Notices shall become effective upon their receipt by the Company delivered as aforesaid.

     10.  GOVERNING LAW.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of Delaware (without regard to the conflicts of rules thereof).

     IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the day and year first above written.


                                    VINTAGE PETROLEUM, INC.



                                    By:_______________________________
                                       Name:__________________________
                                       Title:_________________________



                                    PARTICIPANT:



                                    __________________________________


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